Exhibit 10.2

MATERIAL TECHNOLOGIES, INC.
a Delaware corporation

REGULATION S
SUBSCRIPTION AGREEMENT

          1.       SUBSCRIPTION:  The undersigned (the “Subscriber”) hereby irrevocably offers to purchase 6 units (the “Units”), as set forth in that certain Second Amended Private Placement Memorandum of Material Technologies, Inc ., a Delaware corporation (the “Company”) dated January 30, 2007, as amended March 8, 2007 to reduce the purchase price per Unit from $0.50 per Unit to $0.40 per Unit and to reduce the exercise price of the Warrant from $0.75 per share to $0.60 per share, for a total purchase price of $600,000, which amount, when and if accepted by the Company, will constitute the payment by the Subscriber of the purchase price for the Units.

          2.       REPRESENTATIONS, WARRANTIES AND AGREEMENTS BY SUBSCRIBER:  The Subscriber hereby represents, warrants and agrees as follows:

                    (a)        The Subscriber, if not an individual, is empowered and duly authorized to enter into this Subscription Agreement under any governing document, partnership agreement, trust instrument, pension plan, charter, certificate of incorporation, bylaw provision or the like; this Subscription Agreement constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber in accordance with its terms; and the person signing this Subscription Agreement on behalf of the Subscriber is empowered and duly authorized to do so by the governing document or trust instrument, pension plan, charter, certificate of incorporation, bylaw provision, board of directors or stockholder resolution, or the like.

                    (b)        The Subscriber understands that the Units to be purchased by it have not been registered under the Securities Act of 1933, as amended (the “Act”) in reliance upon an exemption contained in Regulation S promulgated under the Act (“Regulation S’’), and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the applicability of such exemptions and the Subscriber’s suitability to acquire the Units.

                    (c)        The Subscriber, either alone or with the Subscriber’s professional advisers (i) are unaffiliated with, have no equity interest in (other than as set forth in the Investor Questionnaire attached hereto), and are not compensated by, the Company or any affiliate or selling agent of the Company, directly or indirectly; (ii) has such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of an investment in the Units; and (iii) has the capacity to protect the Subscriber’s own interests in connection with the Subscriber’s proposed investment in the Units.

                    (d)        The Subscriber acknowledges receipt of the Second Amended Confidential Private Placement Memorandum dated January 30, 2007, as amended (the “Memorandum”), and each exhibit thereto as indicated therein and acknowledges that the Subscriber has been furnished with such financial and other information concerning the Company, the directors and officers of the Company, and the business and proposed business of the Company as the Subscriber considers necessary in connection with the Subscriber’s investment in the Units.  The Subscriber has carefully reviewed the Memorandum and each exhibit thereto, and is thoroughly familiar with the proposed business, operations, properties and financial condition of the Company and has discussed with officers of the Company any questions the Subscriber may have had with respect thereto.  The Subscriber understands:

(i)	The risks involved in this offering, including the speculative nature of the investment;
(ii)	The financial hazards involved in this offering, including the risk of losing the Subscriber’s entire investment;
(iii)	The lack of liquidity and restrictions on transfers of the Units; and
(iv)	The tax consequences of this investment.

                    The Subscriber has consulted with the Subscriber’s own legal, accounting, tax, investment and other advisers with respect to the tax treatment of an investment by the Subscriber in the Units and the merits and risks of an investment in the Units.

                    (e)        The Subscriber is not, and at the time of the acquisition of the Units will not be, a “U.S. person’’ as defined in Regulation S under the Act.  To the best knowledge of the Subscriber, the Subscriber is not, and at the time of the acquisition of the Units will not be, acquiring the Units for the benefit of a “U.S. person’’ as defined in Regulation S under the Act.  To the best knowledge of the Subscriber, upon consummation of the transactions contemplated by the Subscription Agreement, the Subscriber will be the sole beneficial owner of the Units issued to it pursuant to the Subscription Agreement, and to the best knowledge of the Subscriber the Subscriber has not pre-arranged any sale with any purchaser or purchasers in the United States .  For purposes of this Agreement, a “U.S. person’’ includes, without limitation, any natural person resident in the United States, any partnership or corporation organized or incorporated under the laws of the United States (other than certain branches of non-U.S. banks or insurance companies), any estate of which any executor or administrator is a U.S. person or any trust of which any trustee is a U.S. person (with certain exceptions) and any agency or branch of a foreign entity located in the United States, but does not include a natural person not resident in the United States.  The “United States’’ means the United States of America, its territories and possessions, any state of the United States and the District of Columbia.

                    (f)        The Subscriber is outside the United States as of the date of the execution and delivery of this Subscription Agreement and will be outside the United States at the time of the purchase of Units as contemplated by the Subscription Agreement; provided that delivery of the Units may be effected in the United States through the Subscriber’s agent upon Subscriber’s request so long as the Subscriber is outside the United States at the time of such delivery.

                    (g)        If the Subscriber is an individual, the Subscriber is over 21 years of age; and if the Subscriber is an unincorporated association, all of its members are of such age.

                    (h)        The Subscriber hereby acknowledges and agrees that this Subscription Agreement is an offer by the Subscriber to purchase the Units, which offer may be accepted or declined by the Company.  The Subscriber hereby further acknowledges that this Subscription Agreement does not constitute an offer by the Company to sell securities or a solicitation of an offer to buy securities.

                    (i)         The Subscriber has accurately completed the Investor Questionnaire attached hereto as Exhibit A and incorporated by reference herein.

          3.       ABILITY TO TRANSFER.  The Subscriber can sell or otherwise transfer the Units in accordance with the provisions of Regulation S of the Act or pursuant to another available exemption from registration under the Act.  The Subscriber has no present intention to sell or otherwise transfer the Units except pursuant to registration under the Act or in accordance with the provisions of Regulation S of the Act or pursuant to another available exemption from registration under the Act.  The Subscriber understands that the Company is required, under Rule 903 of Regulation S, to refuse to register the transfer of any of the Units to be received by the Subscriber pursuant to this Agreement that are not transferred pursuant to a registration statement under the Act, in compliance with Regulation S under the Act or otherwise pursuant to an available exemption from registration.

          4.       CERTIFICATES REPRESENTING THE SHARES TO BE LEGENDED:  The Subscriber understands and agrees that any certificate representing the Units or relating to the Units may bear such legends as the Company may consider necessary or advisable to facilitate compliance with the Act, applicable state blue sky laws, and any other securities law, including without limitation legends stating that the Units have not been registered under the Act or qualified under the Law and setting forth the limitations on dispositions imposed hereby.

          5.       SHARES WILL BE RESTRICTED SECURITIES:  The Subscriber understands that the Units will be “restricted securities” as that term is defined in Rule 144 under the Act and, accordingly, that the Units must be held indefinitely unless they are subsequently registered under the Act and qualified under applicable state blue sky law and any other applicable securities law or exemptions from such registration and qualification as are available.  The Subscriber understands that the Company is under no obligation to register the Units under the Act, to qualify the Units under any securities law, or to comply with any exemption under the Act or any other law.  The Subscriber understands that Rule 144 prevents the sale of any of the Units for at least one year, and only then under certain specific circumstances.

          6.       COMPANY MAY REFUSE TO TRANSFER:  Notwithstanding the foregoing, if, in the opinion of counsel for the Company, the Subscriber has acted in a manner inconsistent with the representations and warranties in this Subscription Agreement, the Company may refuse to transfer the Subscriber’s Units until such time as counsel for the Company is of the opinion that such transfer will not require registration of the Units under the Act or qualification of the Units under applicable blue sky law or any other securities law.  The Subscriber understands and agrees that the Company may refuse to acknowledge or permit any disposition of the Units that is not in all respects in compliance with this Subscription Agreement and that the Company intends to make an appropriate notation in its records to that effect.

          7.       INDEMNIFICATION:  The Subscriber hereby agrees to indemnify and defend the Company and its directors and officers and hold them harmless from and against any and all liability, damage, cost or expense incurred on account of or arising out of:

                    (a)        Any breach of or inaccuracy in the Subscriber’s representations, warranties or agreements herein;

                    (b)        Any disposition of any Units contrary to any of the Subscriber’s representations, warranties or agreements herein;

                    (c)        Any action, suit or proceeding based on (i) a claim that any of said representations, warranties or agreements were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company or any director or officer of the Company under the Act, or (ii) any disposition of any Units.

          8.       SUCCESSORS:  The representations, warranties and agreements contained in this Subscription Agreement shall be binding on the Subscriber’s successors, assigns, heirs and legal representatives and shall inure to the benefit of the respective successors and assigns of the Company and its directors and officers.

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Number of Units Subscribed:              6

Amount of Enclosed Check:       $600,000
Please make check payable       The Lebrecht Group, APLC fbo Material Technologies, Inc.
and deliver to:                            404 W. South Jordan Parkway, Suite 160
                                                 South Jordan , UT  84095
                                                 Telephone (801) 983-4948
                                                 Facsimile (801) 983-4958

Wire instructions:                        Zions Bank & Trust
                                                  903 East 12300 South
                                                  Draper, Utah 84020

TYPE OF OWNERSHIP (Check One):

____ INDIVIDUAL OWNERSHIP	____ PARTNERSHIP
(One signature required)	(Please include a copy of the Statement of Partnership of Partnership Agreement authorizing signature)

____ COMMUNITY PROPERTY	X CORPORATION
(One signature required)	(Please include Articles of Incorporation and Certified Corporate Resolution authorizing signature)

____ TENANTS IN COMMON	____ TRUST
(Both parties must sign)	(Please include name of trust, name of trustee, and date trust was formed and include copy of the Trust Agreement or other authorization)

____ JOINT TENANTS
(Both parties must sign)

          I, the undersigned, hereby certify under penalty of perjury under the laws of the State of California , that the information contained herein is complete and accurate and may be relied on by the Company.  I will notify the Company promptly of any material change in any of such information.

Investor:                                                                       Co-investor:

Julius Baer Multistock SICV US
Stock Fund
Print or type name                                                          Print or type name

/s/ A. Shalash         /s/ C. Muenger
Signature                                                                       Signature

Dated:    12 March, 2007                                               Dated: ______________, 20__

Bank Julius Baer Ltd
US Fund Manager
Name and title of person signing                                     Relation, if any, to Investor
on behalf of investor, if applicable

Address:                                                                       Address:

Hohlstrasse 602

CH-8010 Zurich, Switzerland

Agreed to and accepted by Material Technologies, Inc.:

/s/ Robert M. Bernstein
Robert M. Bernstein, President

Exhibit A
Investor Questionnaire
 (to be completed by each Subscriber)

Name:              ___________________________

Home Phone:    ___________________________

Work Phone:     ___________________________

1.         a.  Country of Residence :
            b.  For how long?
            c.  Do you maintain a residence in any other country?

2.         What is your present age?                          What is your date of birth?

3.         Does this investment exceed twenty percent (20%) of your net worth?  (For purposes of this question, you may include your spouse's net worth and the fair market value of your home, home furnishings and automobiles).

Yes  (    )  No  (    )

4.         Investment Experience:

            (A)  Please indicate the frequency of your investment in securities that are registered and transferred on one or more of the major United States securities exchanges:
            Often _____ Occasionally _____ Seldom _____ Never _____

            (B)  Please indicate the frequency of your investment in securities which are purchased, sold or transferred in private transactions:
            Often _____ Occasionally _____ Seldom _____ Never _____

            (C) If your answer to (A) or (B) above was Seldom or Never, please provide your qualifications in evaluating the merits and risks of this investment?

5.         Describe below any business or personal relationship you have with any affiliates of the officers or directors of the Company or any of its affiliates, subsidiaries or business entities in conjunction with this purchase of Units in the Company, including a statement of the name of the individual(s)and the length of time you have know such individual(s).

6.         Have you participated in any prior investments or other business transactions with the Company or its officers, directors, employees, agents or any of its affiliates?

Yes (   ) No (   ) -- If yes, please describe:

7.         Do you currently have an equity interest in the Company?

Yes (   ) No (   ) -- If yes, please describe: